SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

    AMENDMENT NO. 2 TO FORMS 8-K (DATED JULY 24, 1998 AND NOVEMBER 13, 1998)
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 8, 1999
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         01-6753                                      58-1722085
---------------------------------------- ---------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)

   130 CEDAR STREET, NEW YORK, NY                         10006
----------------------------------------      ----------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 306-6100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Registrant amends its From 8-K/A filed on September 30, 1998 which supplemented its Form 8-K (dated July 24, 1998) filed on July 31, 1998 regarding the Registrant's acquisition of all of the issued and outstanding common stock of the company known as KRL Litho, Inc. d/b/a The Skillcraft Group ("KRL") from Mr. Harold Russell and Mr. Jeffrey Craugh.

         In addition, the Registrant amends its Form 8-K/A filed on January 28, 1999 which supplemented its Form 8-K (dated November 13, 1998) filed on November 23, 1998 regarding the Registrant's acquisition of all of the issued and outstanding common stock of the company known as RDS Research Distribution Services, Inc. ("RDS") from its sole stockholder, Mr. Matti Kon.

         The Company incorporates by reference the 8-K filing dated July 24, 1998 (filed on July 31, 1998), the 8-K filing dated November 13, 1998 (filed on November 23, 1998), the Registrant's Form 10-Q for the quarter ended September 30, 1998 (filed on November 16, 1998) and the financial statements and exhibits annexed hereto.


ITEM 7.  FINANCIAL STATEMENTS ABD EXHIBITS

A)    FINANCIAL STATEMENTS

         (1) Audited financial statements of KRL Litho, Inc. as of and For the Year Ended December 31, 1997
         (2) Audited financial statements of RDS Research Distribution Services, Inc. as of and For the Year Ended December 31, 1997
         (3) Audited financial statements of RDS Research Distribution Services, Inc. as of and For the Six Months Ended June 30, 1998
         (4) Audited financial statements of RDS Research Distribution Services, Inc. as of and For the Ten Months Ended October 31, 1998

B)    EXHIBITS
         (1) Consolidated Pro Forma Condensed Statement of Operations For the Fiscal Year Ended March 31, 1998
         (2) Summary of Pro Forma Adjustments For the Fiscal Year Ended March 31, 1998
         (3) Consolidated Pro Forma Condensed Balance Sheet as of September 30, 1998
         (4) Consolidated Pro Forma Condensed Statement of Operations For the Six Months Ended September 30, 1998
         (5) Summary of Pro Forma Adjustments For the Six Months Ended September 30, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   New York, New York
         March 8, 1999                    INFORMATION MANAGEMENT
                                          TECHNOLOGIES CORPORATION
                                               (Registrant)

                                          /s/ JOSEPH GITTO
                                          ---------------------------------
                                          Joseph Gitto,
                                          President and Chief Financial Officer

                                 KRL LITHO, INC.
                                 ---------------

                              FINANCIAL STATEMENTS
                              --------------------

                                DECEMBER 31, 1997
                                -----------------

                                 KRL LITHO, INC.

                              FINANCIAL STATEMENTS


                                      INDEX
                                      -----



                                                                            PAGE
                                                                            ----



Independent Auditor's Report                                                   1


Balance Sheet as of December 31, 1997 and 1996                                 2


Statement of Income and Retained Earnings
  for the Years Ended December 31, 1997 and 1996                               3


Statement of Cash Flows for the Years Ended
  December 31, 1997 and 1996                                                   4


Notes to Financial Statements                                                  5

HBJ                                             HOWARD B. JACOBSON, C.P.A., P.C.
                                                     CERTIFIED PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
                                                       33-21 Francis Lewis Blvd.
                                                         Bayside, New York 11358
                                                            Phone (718) 886-8210
                                                              FAX (718) 886-8215



                          REPORT OF INDEPENDENT AUDITOR
                          -----------------------------




Board of Directors
KRL Litho, Inc.
New York, New York




         I have audited the accompanying balance sheets of KRL Litho, Inc. as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.


         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.


         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KRL Litho, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.




/s/ HOWARD B. JACOBSON, C.P.A., P.,C.
-------------------------------------
    Howard B. Jacobson, C.P.A., P.,C.

Bayside, New York
April 24, 1998

                                 KRL LITHO, INC.
                                  BALANCE SHEET
                           DECEMBER 31, 1997 AND 1996



                                     ASSETS
                                     ------

                                                       1997              1996
                                                     --------          ---------
CURRENT ASSETS:
  Cash and cash equivalents (Notes 2A, 2G and 2H)    $  281,427       $  861,400
  Accounts receivable, net of allowance for doubtful
    accounts of $207,277 in 1997 (Notes 2G and 3)     2,377,140          949,017
  Inventory (Notes 2B and 3)                            269,200          182,000
  Other current assets                                   36,252           28,699
                                                     ----------       ----------
        Total current assets                          2,964,019        2,021,116
                                                     ----------       ----------

PROPERTY AND EQUIPMENT - AT COST: (NOTES 2C AND 4)
  Production - machinery and equipment                1,178,007          749,750
  Production - computers and software                   300,615           34,134
  Leasehold improvements                                 62,641            -0-
  Office equipment and fixtures                         112,206          112,206
                                                     ----------       ----------

  Total property and equipment                        1,653,469          896,090
  Less accumulated depreciation and amortization        793,606          547,745
                                                     ----------       ----------
        Net property and equipment                      859,863          348,345
                                                     ----------       ----------

  Intangible assets net of accumulated
     amortization (Note 2D)                             33,889            -0-
                                                     ----------       ----------

TOTAL ASSETS                                         $3,857,771       $2,369,461
                                                     ==========       ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
  Loan payable - bank (Note 3)                       $  181,649       $   -0-
  Equipment notes payable (Note 4)                      168,438           76,013
  Accounts payable                                      691,795          656,201
  Income taxes payable (Note 6)                          45,853           80,972
  Accrued expenses and other current liabilities        431,852          183,920
                                                     ----------       ----------
        Total current liabilities                     1,519,587          997,106
                                                     ----------       ----------

  Equipment notes payable (Note 4)                      456,383          184,440
  Loan payable - stockholder (Note 5)                   150,000            -0-
                                                     ----------       ----------
        Total long-term liabilities                     606,383          184,440
                                                     ----------       ----------

COMMITMENTS AND CONTINGENCIES (NOTE 7)

STOCKHOLDER'S EQUITY:
  Common stock, no par value
    Authorized 200 shares
    Issued and outstanding 10 shares                     10,000           10,000
  Retained earnings                                   1,721,801        1,177,915
                                                     ----------       ----------
        Total stockholder's equity                    1,731,801        1,187,915
                                                     ----------       ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY           $3,857,771       $2,369,461
                                                     ==========       ==========



           The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                      1997              1996
                                                  -------------     ------------

Revenues (Note 2E)                                $ 13,773,284     $  9,228,208


Cost of sales                                        9,261,574        5,995,636
                                                  ------------     ------------


Gross profit                                         4,511,710        3,232,572


Selling, general and
 administrative expenses                             3,211,121        2,109,222
                                                  ------------     ------------


Income from operations                               1,300,589        1,123,350


Interest expense, net                                   21,493           16,101
                                                  ------------     ------------


Income before provision for income taxes             1,279,096        1,107,249


Provision for income taxes (Note 6)                    133,008          101,496
                                                  ------------     ------------


Net income                                           1,146,088        1,005,753


Distributions to stockholder                          (602,202)        (192,707)


Retained earnings - beginning of year                1,177,915          364,869
                                                  ------------     ------------


Retained earnings - end of year                   $  1,721,801     $  1,177,915
                                                  ============     ============








           The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996




                                                       1997           1996
                                                   -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                         $ 1,146,088    $ 1,005,753

Adjustments to reconcile:
  Depreciation and amortization                        251,972        149,575
  Accounts receivable                               (1,428,123)        94,886
  Inventory                                            (87,200)         6,600
  Other current assets                                  (7,553)        47,095
  Accounts payable                                      35,594       (369,103)
  Accrued expenses and other current liabilities       212,813         37,586
                                                   -----------    -----------

     Net cash provided by operating activities         123,591        972,392
                                                   -----------    -----------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to plant and equipment                    (757,379)       (63,489)
  Increase in intangible assets                        (40,000)           -0-

    Net cash applied to investing activities          (797,379)       (63,489)
                                                   -----------    -----------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Bank loan, less repayments                           181,649            -0-
  Additional equipment notes, less repayments          364,368        (54,639)
  Additional stockholder loans, less repayments        150,000        (25,531)
  Distributions to stockholder                        (602,202)      (192,707)
  Repayment of loans to related company                    -0-       (100,000)
                                                   -----------    -----------

    Net cash provided by (applied to)
      financing activities                              93,815       (372,877)
                                                   -----------    -----------

Net change in cash and cash equivalents               (579,973)       536,026

Cash and cash equivalents at beginning of year         861,400        325,374
                                                   -----------    -----------

Cash and cash equivalents at end of year           $   281,427    $   861,400
                                                   ===========    ===========


               SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
               -------------------------------------------------

Cash paid during the year for:
  Interest expense                                 $    38,956    $    33,974
                                                   ===========    ===========

  Income taxes                                     $   205,386    $    41,810
                                                   ===========    ===========


    SUPPLEMENTAL DISCLOSURES ON NON-CASH INVESTING AND FINANCING ACTIVITIES
    -----------------------------------------------------------------------

         During the year ended December 31, 1997, the Company incurred equipment notes payable in the amount of $591,648.


       The Auditor's report and accompanying notes are an integral part of these financial statements.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE  1  -  THE COMPANY
            -----------

            KRL Litho, Inc. (the "Company") was organized in New York State in June, 1989. The Company provides high quality multi-color printing services to commercial organizations located primarily in the New York Metropolitan area.



NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------


            A. CASH AND CASH EQUIVALENTS
               -------------------------

            For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Cash equivalents are carried at cost plus accrued interest which approximates fair market value. At December 31, 1997 and 1996, cash equivalents included funds deposited in certificates of deposit with a bank and a liquid asset account with a financial institution.

            B. INVENTORY
               ---------

            Inventory consists primarily of paper, toner and inks and is stated at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.


            C.   PROPERTY AND EQUIPMENT
                 ----------------------

            Depreciation of capital assets is provided to relate the cost of these assets to operations over their estimated useful lives. Management is of the opinion that asset values decline rapidly and has therefore elected to use the double declining balance method of depreciation for production equipment, computer hardware and software, and furniture and fixtures, over estimated useful lives ranging from five to seven years. Leasehold improvements are depreciated using the straight line method over the remaining term of the lease.

            Repairs and maintenance are charged to operations in the period incurred, and major repairs and improvements which significantly extend the lives of the assets are capitalized, and depreciated over their estimated useful lives. When assets are retired or disposed the cost and accumulated depreciation or amortization are removed from the accounts, and any gain or loss is recognized in the current period's earnings.

            D. INTANGIBLE ASSETS
               -----------------

            Intangible assets consist of goodwill and a non-compete agreement and are amortized over 15 years and 5 years respectively.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE 2  -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------

            E. REVENUES
               --------

            Revenue is recorded when services are performed or upon delivery of finished product.

            F. USE OF ESTIMATES
               ----------------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

            G. CONCENTRATION OF CREDIT RISK
               ----------------------------

            Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

            The Company maintains cash balances and certificates of deposit at one bank and cash equivalents in a liquid asset account with one financial institution. Accounts at the banks and financial institution are insured by the Federal Deposit Insurance Corporation
            (FDIC) and the Securities Investor Protection Corporation (SIPC) up to $100,000 and $500,000 respectively.

            The Company performs on going credit evaluations of its customers and records reserves for potentially uncollectible accounts receivable. Accounts receivable consist mainly of customers within the Company's geographic area.


            H. FAIR VALUE OF FINANCIAL INSTRUMENTS
               -----------------------------------

            The Company's financial instruments consist of cash and trade receivables and payables. The carrying amount of cash and short-term instruments approximates their fair values because of the relatively short period of time between the origination of the instruments and their expected realization.

            I. IMPAIRMENT OF LONG-LIVED ASSETS
               -------------------------------

            In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required. No such write-downs were required for the years ended December 31, 1997 and 1996.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE 3 -    BANK NOTE PAYABLE
            -----------------

            In March 1997, the Company entered into a one year credit arrangement with a bank. According to the terms of the credit arrangement, the Company can borrow up to a maximum of $200,000 under a revolving line of credit (the "line"). All outstanding obligations under the line bear interest at the bank's prime rate plus one percent (1%) and are collateralized by the Company's accounts receivable, inventory and a personal guarantee by the sole stockholder. At December 31, 1997, the Company was indebted to the bank for outstanding obligations under the line in the amount of $181,649. Interest charged to operations for the year ended December 31, 1997 amounted to $9,004.



NOTE  4  -  EQUIPMENT NOTES PAYABLE
            -----------------------

            Equipment notes payable represent obligations secured by certain equipment having aggregate book values at December 31, 1997 and 1996 in the amounts of $570,427 and $247,641 respectively. The notes are payable in monthly installments, including interest at rates ranging from 8.9% to 11.5%, in the aggregate amounts of $20,588 and $8,378 for 1997 and 1996 respectively. The notes expire at varying dates through August, 2002.

            Future maturities of equipment notes payable for each of the next five years, and in the aggregate, are as follows:

            Year ending December 31,
                     1998                                           $  219,265
                     1999                                              191,479
                     2000                                              173,860
                     2001                                              113,509
                     2002                                               44,359
                                                                    ----------

            Note repayments                                            742,472
            Less: amount representing interest                         117,651
            Less: current portion                                      168,438
                                                                    ----------

                     Net long-term portion                          $  456,383
                                                                    ==========



NOTE  5  -  STOCKHOLDER'S LOANS
            -------------------

            The loan payable to the sole stockholder represents unsecured advances made to the Company which bear interest at the prime rate.

                                 KRL LITHO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE  6  -  INCOME TAXES
            ------------

            The Company's stockholder has elected, under the provisions of the Internal Revenue Code, to have the Company taxed as a subchapter "S" corporation. Under these provisions there is no federal income tax paid by the corporation. The Company's income (or loss) is passed through directly to the stockholder and taxed on the stockholder's personal income tax return. Accordingly, there is no provision for federal income taxes. The provision for income taxes for the years ended December 31, 1997 and 1996 consist of state and local taxes.



NOTE  7  -  COMMITMENTS AND CONTINGENCIES
            -----------------------------


            A. OPERATING LEASE
               ---------------

            The Company operates its office, sales, production and manufacturing facilities within leased premises in New York City, New York. The lease term is ten years which expires August 31, 2002. The lease includes annual escalations for real estate taxes and operating expenses based on the Consumer Price Index. There are no specified renewal terms.

            Future minimum annual rentals excluding escalations over the lease term are as follows:

            Year ending December 31,
                     1998                                         $   253,750
                     1999                                             253,750
                     2000                                             253,750
                     2001                                             253,750
                     2002                                             169,167
                                                                  -----------

                     Total                                        $ 1,184,167
                                                                  ===========


            B. EMPLOYEE BENEFIT PLANS
               ----------------------

            The Company has a qualified defined contribution profit sharing plan which covers employees not included under the collective bargaining agreements in effect with the printing industry unions. The benefit is based on years of service and compensation. The plan is entirely subjective and the Company can contribute an amount ranging form 0% to 15% of compensation per annum. The cost for the plan years ending December 31, 1997 and 1996 was $55,000 and $54,000 respectively.

            The Company also has collective bargaining agreements with several local printing industry unions. At December 31, 1997 the contracts had expired and negotiations to renew the contracts were in progress. The Company anticipates the contract provisions to be settled shortly. The Company continues to pay union benefits at the prior contract rate and anticipates only minor changes. No provision has been made in these financial statements for the effects of new union contracts.

                                      RDS,
                                      ----

                      RESEARCH DISTRIBUTION SERVICES, INC.
                      ------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                DECEMBER 31, 1997
                                -----------------

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.

                              FINANCIAL STATEMENTS


                                      INDEX
                                      -----





                                                                           PAGE
                                                                           ----



Independent Auditor's Report                                                   1

Balance Sheet as of December 31, 1997 and 1996                                 2

Statement of Income and Retained Earnings
  for the Years Ended December 31, 1997 and 1996                               3

Statement of Cash Flows for the Years Ended
  December 31, 1997 and 1996                                                   4

Notes to Financial Statements                                                  5

HBJ                                             HOWARD B. JACOBSON, C.P.A., P.C.
                                                     CERTIFIED PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
                                                       33-21 Francis Lewis Blvd.
                                                         Bayside, New York 11358
                                                            Phone (718) 886-8210
                                                              FAX (718) 886-8215





                          REPORT OF INDEPENDENT AUDITOR
                          -----------------------------



Board of Directors
RDS, Research Distribution Services, Inc.
New York, New York



         I have audited the accompanying balance sheets of RDS, Research Distribution Services, Inc. as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.


         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.


         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RDS, Research Distribution Services, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.




/s/ HOWARD B. JACOBSON, C.P.A., P.,C.
-------------------------------------
    Howard B. Jacobson, C.P.A., P.,C.

Bayside, New York
April 24, 1998

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                                  BALANCE SHEET
                           DECEMBER 31, 1997 AND 1996


                                     ASSETS
                                     ------

                                                             1997         1996
                                                           --------     --------
CURRENT ASSETS:
  Cash and cash equivalents (Notes 2A, 2G and 2H)          $118,947     $ 45,609
  Accounts receivable (Notes 2G and 2H)                     269,470       54,637
  Other current assets                                        1,950        3,891
                                                           --------     --------

        Total current assets                                390,367      104,137
                                                           --------     --------

PROPERTY AND EQUIPMENT - AT COST: (NOTE 2B)
  Production - computers and equipment                      150,467      129,250
  Less accumulated depreciation and amortization             33,393       11,707
                                                           --------     --------

        Net property and equipment                          117,074      117,543
                                                           --------     --------

OTHER ASSETS:
  Security deposits                                           7,782        7,782
  Intangible assets net of accumulated
      amortization (Note 2C)                                  2,382        3,228
                                                           --------     --------

        Total other assets                                   10,164       11,010
                                                           --------     --------

TOTAL ASSETS                                               $517,605     $232,690
                                                           ========     ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


CURRENT LIABILITIES:
  Accounts payable                                         $ 11,700     $ 13,914
  Income taxes payable (Notes 2D and 4)                      20,152          704
  Accrued expenses and other
      current liabilities                                    14,877       11,328
  Deferred income taxes (Notes 2D and 4)                    125,004        2,022
                                                           --------     --------

        Total current liabilities                           171,733       27,968
                                                           --------     --------

  Loan payable - stockholder's (Note 3)                         -0-       50,000
                                                           --------     --------

COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDER'S EQUITY:
  Common stock, no par value
    Authorized 200 shares
    Issued and outstanding 30 shares                         40,000       40,000
  Paid-in-capital                                           110,000      110,000
  Retained earnings                                         195,872        4,722
                                                           --------     --------

        Total stockholder's equity                          345,872      154,722
                                                           --------     --------


TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $517,605     $232,690
                                                           ========     ========



           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996





                                                           1997          1996
                                                        ---------     ---------



Revenues (Note 2E)                                      $ 876,753     $ 243,637


Cost of sales                                             292,439       117,824
                                                        ---------     ---------


Gross profit                                              584,314       125,813


Selling, general and administrative expenses              246,780       112,466
                                                        ---------     ---------


Income from operations                                    337,534        13,347


Interest expense                                            3,250         4,333
                                                        ---------     ---------


Income before provision for income taxes                  334,284         9,014


Provision for income taxes (Notes 2D and 4)               143,134         2,726
                                                        ---------     ---------


Net income                                                191,150         6,288


Retained earnings (deficit) -
      beginning of year                                     4,722        (1,566)
                                                        ---------     ---------


Retained earnings - end of year                         $ 195,872     $   4,722
                                                        =========     =========





           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996





                                                            1997         1996
                                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $ 191,150    $   6,288

Adjustments to reconcile:
  Depreciation and amortization                             22,532       12,427
  Accounts receivable                                     (214,833)     (54,637)
  Other current assets                                       1,941       (3,891)
  Accounts payable                                          (2,214)      13,914
  Accrued expenses and other current liabilities            22,997       10,753
  Deferred income taxes                                    122,982        2,022
                                                         ---------    ---------

     Net cash provided by (applied to)
      operating activities                                 144,555      (13,124)
                                                         ---------    ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to plant and equipment                         (21,217)    (129,250)
  Increase in intangible assets                                -0-       (7,782)

    Net cash (applied to) investing activities             (21,217)    (137,032)
                                                         ---------    ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contributions                                        -0-      150,000
  Stockholder loan repayments                              (50,000)     (30,000)

    Net cash provided by (applied to)
      financing activities                                 (50,000)     120,000
                                                         ---------    ---------

Net change in cash and cash equivalents                     73,338      (30,156)

Cash and cash equivalents at beginning of year              45,609       75,765
                                                         ---------    ---------

Cash and cash equivalents at end of year                 $ 118,947    $  45,609
                                                         =========    =========


                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
                -------------------------------------------------

Cash paid during the year for:

  Interest expense                                       $   3,250    $   4,333
                                                         =========    =========

  Income taxes                                           $  20,152    $     704
                                                         =========    =========







           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE 1 -    THE COMPANY
            -----------

            RDS, Research Distribution Services, Inc. (the "Company") was organized in New York State in September, 1995. The Company provides mail fulfillment services to the research departments of financial institutions located primarily in the New York Metropolitan area. During 1996, the Company had one account and has since added several more.



NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------


            A. CASH AND CASH EQUIVALENTS
               -------------------------

            For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Cash equivalents are carried at cost plus accrued interest which approximates fair market value. At December 31, 1997 and 1996, cash equivalents included funds deposited in certificates of deposit with a bank.


            B. PROPERTY AND EQUIPMENT
               ----------------------

            Depreciation of capital assets is provided to relate the cost of these assets to operations over their estimated useful lives. Management has elected to use the straight line method of depreciation for production equipment, computer hardware and software, and furniture and fixtures, over estimated useful lives ranging from five to seven years.

            Repairs and maintenance are charged to operations in the period incurred, and major repairs and improvements which significantly extend the lives of the assets are capitalized, and depreciated over their estimated useful lives. When assets are retired or disposed the cost and accumulated depreciation or amortization are removed from the accounts, and any gain or loss is recognized in the current period's earnings.

            C. INTANGIBLE ASSETS
               -----------------

            Intangible assets consist of initial start up costs and are amortized over a period of 5 years.

            D. INCOME TAXES
               ------------

            Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------

            E. REVENUES
               --------

            Revenue is recorded when services are performed or upon delivery of finished product.

            F. USE OF ESTIMATES
               ----------------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

            G. CONCENTRATION OF CREDIT RISK
               ----------------------------

            Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

            The Company maintains cash balances and certificates of deposit at one bank. Accounts at the bank are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

            The Company performs on going credit evaluations of its customers and records reserves for potentially uncollectible accounts receivable. Accounts receivable consist mainly of customers within the Company's geographic area.

            H. FAIR VALUE OF FINANCIAL INSTRUMENTS
               -----------------------------------

            The Company's financial instruments consist of cash and trade receivables and payables. The carrying amount of cash and short-term instruments approximates their fair values because of the relatively short period of time between the origination of the instruments and their expected realization.

            I. IMPAIRMENT OF LONG-LIVED ASSETS
               -------------------------------

            In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required. No such write-downs were required for the years ended December 31, 1997 or December 31, 1996.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997





NOTE  3  -  STOCKHOLDER'S LOANS
            -------------------

            The stockholder loan payable represents unsecured advances made to the Company which bear interest at ten (10) percent.



NOTE  4  -  INCOME TAXES
            ------------

            Income tax expense consists of the following:

                                                        1997             1996
                                                     ----------       ----------
            Federal tax                              $   79,953       $   1,110
            State and local taxes                        63,181           1,616
                                                     ----------       ---------

              Total income tax expense                  143,134           2,726
              Less deferred tax liability              (122,982)         (2,022)
                                                     ----------       ---------
                   Taxes due currently               $   20,152       $     704
                                                     ==========       =========


            The differences giving rise to the deferred tax liability result primarily from the use of cash-basis accounting for income tax purposes and accrual basis accounting for financial reporting purposes. The cash basis of accounting reports income in the period when actually received and expenses in the period when actually disbursed. The accrual basis of accounting reports income in the period in which it is earned and expenses in the period in which they are incurred.



NOTE 5 -    COMMITMENTS AND CONTINGENCIES
            -----------------------------

            OPERATING LEASE
            ---------------

            The Company operates its office, sales and production facilities within sub-leased premises in New York City, New York. The lease term is month to month. There is an informal agreement with the landlord to pay one-third of any rent increases or escalations he incurs. There are no renewal terms. Monthly rent is approximately $4,700.

                                      RDS,
                                      ----

                      RESEARCH DISTRIBUTION SERVICES, INC.
                      ------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                  JUNE 30, 1998
                                  -------------

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.

                              FINANCIAL STATEMENTS


                                      INDEX
                                      -----





                                                                           PAGE
                                                                           ----



Report of Independent Auditor                                                  1

Balance Sheet as of June 30, 1998                                              2

Statement of Income and Retained Earnings
  for the Six Months Ended June 30, 1998                                       3

Statement of Cash Flows for the
  Six Months Ended June 30, 1998                                               4

Notes to Financial Statements                                                  5

HBJ                                             HOWARD B. JACOBSON, C.P.A., P.C.
                                                     CERTIFIED PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
                                                       33-21 Francis Lewis Blvd.
                                                         Bayside, New York 11358
                                                            Phone (718) 886-8210
                                                              FAX (718) 886-8215






                          REPORT OF INDEPENDENT AUDITOR



Board of Directors
RDS, Research Distribution Services, Inc.
New York, New York



         I have audited the accompanying balance sheet of RDS, Research Distribution Services, Inc. as of June 30, 1998, and the related statements of income and retained earnings, and cash flows for the six months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.


         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.


         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RDS, Research Distribution Services, Inc. as of June 30, 1998, and the results of its operations and its cash flows for the six months then ended, in conformity with generally accepted accounting principles.






/s/ HOWARD B. JACOBSON, C.P.A., P.,C.
-------------------------------------
    Howard B. Jacobson, C.P.A., P.,C.

Bayside, New York
July 24, 1998

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1998



                                     ASSETS
                                     ------

                                                                         1998
                                                                       --------
CURRENT ASSETS:
  Cash and cash equivalents (Notes 2A, 2G and 2H)                      $101,409
  Accounts receivable (Notes 2G and 2H)                                 343,581
  Other current assets                                                    2,250
                                                                       --------

        Total current assets                                            447,240

PROPERTY AND EQUIPMENT - AT COST: (NOTE 2B)
  Production - computers and equipment                                  151,624
  Less accumulated depreciation and amortization                         45,355

        Net property and equipment                                      106,269

OTHER ASSETS:
  Security deposits                                                       7,782
  Intangible assets net of accumulated
     amortization (Note 2C)                                               1,959
                                                                       --------

        Total other assets                                                9,741

TOTAL ASSETS                                                           $563,250
                                                                       ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


CURRENT LIABILITIES:
  Accounts payable                                                     $ 11,950
  Income taxes payable (Notes 2D and 3)                                  20,152
  Accrued expenses and other current liabilities                         10,884
  Deferred income taxes (Notes 2D and 3)                                139,584
                                                                       --------

        Total current liabilities                                       182,570


COMMITMENTS AND CONTINGENCIES (NOTE 4)


STOCKHOLDER'S EQUITY:
  Common stock, no par value
    Authorized 200 shares
    Issued and outstanding 30 shares                                     40,000
  Paid-in-capital                                                       110,000
  Retained earnings                                                     230,680
                                                                       --------

        Total stockholder's equity                                      380,680

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                             $563,250
                                                                       ========




           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998





                                                                                                                       1998
                                                                        1998
                                                                        ----

Revenues (Note 2E)                                                      $541,801


Cost of sales                                                            372,852


Gross profit                                                             168,949


Selling, general and administrative expenses                             119,461


Income from operations                                                    49,488


Interest income                                                              580


Income before provision for income taxes                                  50,068


Provision for income taxes (Notes 2D and 3)                               15,260
                                                                        --------


Net income                                                                34,808


Retained earnings - beginning of period                                  195,872
                                                                        --------


Retained earnings - end of period                                       $230,680
                                                                        ========








           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998




                                                                        1998
                                                                        ----
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                          $  34,808
Adjustments to reconcile:
  Depreciation and amortization                                        12,385
  Accounts receivable                                                 (74,111)
  Other current assets                                                   (300)
  Accounts payable                                                        250
  Accrued expenses and other current liabilities                       (3,993)
  Deferred income taxes                                                14,580
                                                                    ---------

     Net cash (applied to) operating activities                       (16,381)
                                                                    ---------


CASH FLOWS FROM INVESTING ACTIVITIES:

  Additions to plant and equipment                                     (1,157)

    Net cash (applied to) investing activities                         (1,157)
                                                                    ---------


CASH FLOWS FROM FINANCING ACTIVITIES:

    Net cash provided by financing activities                           -0-


Net change in cash and cash equivalents                               (17,538)

Cash and cash equivalents - beginning of period                       118,947
                                                                    ---------

Cash and cash equivalents - end of period                           $ 101,409
                                                                    =========



                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
                -------------------------------------------------


Cash paid during the year for:


  Interest expense                                                  $    -0-


  Income taxes                                                      $     680
                                                                    =========





           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998





NOTE  1  -  THE COMPANY
            -----------

            RDS, Research Distribution Services, Inc. (the "Company") was organized in New York State in September, 1995. The Company provides mail fulfillment services to the research departments of financial institutions located primarily in the New York Metropolitan area. The Company currently provides services to four clients.



NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------


            A. CASH AND CASH EQUIVALENTS
               -------------------------

            For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Cash equivalents are carried at cost plus accrued interest which approximates fair market value. At June 30, 1998, cash equivalents included funds deposited in certificates of deposit with a bank.


            B. PROPERTY AND EQUIPMENT
               ----------------------

            Depreciation of capital assets is provided to relate the cost of these assets to operations over their estimated useful lives. Management has elected to use the straight line method of depreciation for production equipment, computer hardware and software, and furniture and fixtures, over estimated useful lives ranging from five to seven years.

            Repairs and maintenance are charged to operations in the period incurred. Major repairs and improvements which significantly extend the lives of the assets are capitalized, and depreciated over their estimated useful lives. When assets are retired or disposed the cost and accumulated depreciation or amortization are removed from the accounts, and any gain or loss is recognized in the current period's earnings.

            C. INTANGIBLE ASSETS
               -----------------

            Intangible assets consist of initial start up costs and are amortized over a five year period.


            D. INCOME TAXES
               ------------

            Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998





NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------

            E. REVENUES
               --------

            Revenue is recorded when services are performed or upon delivery of finished product.


            F. USE OF ESTIMATES
               ----------------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.


            G. CONCENTRATION OF CREDIT RISK
               ----------------------------

            Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

            The Company maintains cash balances and certificates of deposit at one bank. Accounts at the bank are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

            The Company performs on going credit evaluations of its customers and records reserves for potentially uncollectible accounts receivable. Accounts receivable consist mainly of customers within the Company's geographic area.

            H. FAIR VALUE OF FINANCIAL INSTRUMENTS
               -----------------------------------

            The Company's financial instruments consist of cash and trade receivables and payables. The carrying amount of cash and short-term instruments approximates their fair values because of the relatively short period of time between the origination of the instruments and their expected realization.

            I. IMPAIRMENT OF LONG-LIVED ASSETS
               -------------------------------

            In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required. No such write-downs were required for the six months ended June 30, 1998.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998






NOTE 3 -    INCOME TAXES

            Income tax expense consists of the following:

                                                           1998
                                                           ----

            Federal tax                               $   6,143
            State and local taxes                         9,117
                                                      ---------
              Total income tax expense                   15,260
              Less deferred tax liability               (14,580)

            Taxes due currently                       $     680
                                                      =========

            The differences giving rise to the deferred tax liability result primarily from the use of cash-basis accounting for income tax purposes and accrual basis accounting for financial reporting purposes. The cash basis of accounting reports income in the period when actually received and expenses in the period when actually disbursed. The accrual basis of accounting reports income in the period in which it is earned and expenses in the period in which they are incurred.


NOTE  4  -  COMMITMENTS AND CONTINGENCIES
            -----------------------------

            OPERATING LEASE
            ---------------

            The Company operates its office, sales and production facilities within sub-leased premises in New York City, New York. The lease term is month to month. There is an informal agreement with the landlord to pay one-third of any rent increases or escalations he incurs. There are no renewal terms. Monthly rent is approximately $4,700.



NOTE  5  -  SUBSEQUENT EVENTS
            -----------------

            On July 31, 1998 all of the Company's issued and outstanding common stock was purchased by Halcon Acquisition Corp., a wholly owned subsidiary of Information Management Technologies Corporation. The Company's former sole stockholder will continue in his present position as the chief executive officer of RDS, Research Distribution Services, Inc., as will the Company's other top managers.

                                      RDS,
                                      ----

                      RESEARCH DISTRIBUTION SERVICES, INC.
                      ------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                OCTOBER 31, 1998
                                ----------------

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.

                              FINANCIAL STATEMENTS


                                      INDEX
                                      -----





                                                                           PAGE
                                                                           ----



Report of Independent Auditor                                                  1

Balance Sheet as of October 31, 1998                                           2

Statement of Income and Retained Earnings
for the Ten Months Ended October 31, 1998                                      3

Statement of Cash Flows for the
Ten Months Ended October 31, 1998                                              4

Notes to Financial Statements                                                  5

HBJ                                             HOWARD B. JACOBSON, C.P.A., P.C.
                                                     CERTIFIED PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------
                                                       33-21 Francis Lewis Blvd.
                                                         Bayside, New York 11358
                                                            Phone (718) 886-8210
                                                              FAX (718) 886-8215






                          REPORT OF INDEPENDENT AUDITOR



Board of Directors
RDS, Research Distribution Services, Inc.
New York, New York



         I have audited the accompanying balance sheet of RDS, Research Distribution Services, Inc. as of October 31, 1998, and the related statements of income and retained earnings, and cash flows for the ten months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.


         I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.


         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RDS, Research Distribution Services, Inc. as of October 31, 1998, and the results of its operations and its cash flows for the ten months then ended, in conformity with generally accepted accounting principles.







/s/ HOWARD B. JACOBSON, C.P.A., P.,C.
-------------------------------------
    Howard B. Jacobson, C.P.A., P.,C.

Bayside, New York
November 11, 1998

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                                  BALANCE SHEET
                                OCTOBER 31, 1998



                                     ASSETS
                                     ------

                                                                         1998
                                                                         ----
CURRENT ASSETS:
  Cash and cash equivalents (Notes 2A, 2G and 2H)                       $ 87,768
  Accounts receivable (Notes 2G and 2H)                                  398,511
  Other current assets                                                    15,650
                                                                        --------

        Total current assets                                             501,929

PROPERTY AND EQUIPMENT - AT COST: (NOTE 2B)
  Production - computers and equipment                                   151,624
  Less accumulated depreciation and amortization                          53,329

        Net property and equipment                                        98,295

OTHER ASSETS:
  Security deposits                                                        7,782
  Intangible assets net of accumulated
     amortization (Note 2C)                                                1,677
                                                                        --------

        Total other assets                                                 9,459

TOTAL ASSETS                                                            $609,683
                                                                        ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------


CURRENT LIABILITIES:
  Accounts payable                                                      $ 27,950
  Income taxes payable (Notes 2D and 3)                                      680
  Accrued expenses and other current liabilities                          15,790
  Deferred income taxes (Notes 2D and 3)                                 169,261
                                                                        --------

        Total current liabilities                                        213,681


COMMITMENTS AND CONTINGENCIES (Note 4)


STOCKHOLDER'S EQUITY:
  Common stock, no par value
    Authorized 200 shares
    Issued and outstanding 30 shares                                      40,000
  Paid-in-capital                                                        110,000
  Retained earnings                                                      246,002
                                                                        --------

        Total stockholder's equity                                       396,002

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                              $609,683
                                                                        ========





        The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                    FOR THE TEN MONTHS ENDED OCTOBER 31, 1998





                                                                          1998
                                                                          ----


Revenues (Note 2E)                                                      $948,166


Cost of sales                                                            662,952


Gross profit                                                             285,214


Selling, general and administrative expenses                             210,562


Income from operations                                                    74,652


Interest income                                                              943


Income before provision for income taxes                                  75,595


Provision for income taxes (Notes 2D and 3)                               25,465
                                                                        --------


Net income                                                                50,130


Retained earnings - beginning of period                                  195,872
                                                                        --------


Retained earnings - end of period                                       $246,002
                                                                        ========





           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE TEN MONTHS ENDED OCTOBER 31, 1998




                                                             1998
                                                          ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                $  50,130
Adjustments to reconcile:
  Depreciation and amortization                              20,641
  Accounts receivable                                      (129,041)
  Other current assets                                      (13,700)
  Accounts payable                                           16,250
  Accrued expenses and other current liabilities            (19,239)
  Deferred income taxes                                      44,937
                                                          ---------

     Net cash (applied to) operating activities             (30,022)
                                                          ---------


CASH FLOWS FROM INVESTING ACTIVITIES:

  Additions to plant and equipment                           (1,157)

    Net cash (applied to) investing activities               (1,157)
                                                          ---------


CASH FLOWS FROM FINANCING ACTIVITIES:

    Net cash provided by financing activities                 -0-


Net change in cash and cash equivalents                      (31,179)

Cash and cash equivalents - beginning of period              118,947
                                                          ----------

Cash and cash equivalents - end of period                 $   87,768
                                                          ==========



                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
                -------------------------------------------------


Cash paid during the period for:


  Interest expense                                        $    -0-


  Income taxes                                            $     680
                                                          =========





           The Auditor's report and accompanying notes are an integral part of these financial statements.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998





NOTE  1  -  THE COMPANY
            -----------

            RDS, Research Distribution Services, Inc. (the "Company") was organized in New York State in September, 1995. The Company provides mail fulfillment services to the research departments of financial institutions located primarily in the New York Metropolitan area. The Company currently provides services to four clients.



NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------

            A. CASH AND CASH EQUIVALENTS
               -------------------------

            For the purposes of reporting cash flows, the Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Cash equivalents are carried at cost plus accrued interest which approximates fair market value. At October 31, 1998, cash equivalents included funds deposited in certificates of deposit with a bank.

            B. PROPERTY AND EQUIPMENT
               ----------------------

            Depreciation of capital assets is provided to relate the cost of these assets to operations over their estimated useful lives. Management has elected to use the straight line method of depreciation for production equipment, computer hardware and software, and furniture and fixtures, over estimated useful lives ranging from five to seven years.

            Repairs and maintenance are charged to operations in the period incurred. Major repairs and improvements which significantly extend the lives of the assets are capitalized, and depreciated over their estimated useful lives. When assets are retired or disposed the cost and accumulated depreciation or amortization are removed from the accounts, and any gain or loss is recognized in the current period's earnings.

            C. INTANGIBLE ASSETS
               -----------------

            Intangible assets consist of initial start up costs and are amortized over a five year period.

            D. INCOME TAXES
               ------------

            Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998





NOTE  2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
            ------------------------------------------------------

            E. REVENUES
               --------

            Revenue is recorded when services are performed or upon delivery of finished product.

            F. USE OF ESTIMATES
               ----------------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

            G. CONCENTRATION OF CREDIT RISK
               ----------------------------

            Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

            The Company maintains cash balances and certificates of deposit at one bank. Accounts at the bank are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

            The Company performs on going credit evaluations of its customers and records reserves for potentially uncollectible accounts receivable. Accounts receivable consist mainly of customers within the Company's geographic area.

            H. FAIR VALUE OF FINANCIAL INSTRUMENTS
               -----------------------------------

            The Company's financial instruments consist of cash and trade receivables and payables. The carrying amount of cash and short-term instruments approximates their fair values because of the relatively short period of time between the origination of the instruments and their expected realization.

            I. IMPAIRMENT OF LONG-LIVED ASSETS
               -------------------------------

            In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required. No such write-downs were required for the ten months ended October 31, 1998.

                    RDS, RESEARCH DISTRIBUTION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998






NOTE  3  -  INCOME TAXES
            ------------

            Income tax expense consists of the following:

            Federal tax                               $  11,543
            State and local taxes                        13,922
                                                      ---------

              Total income tax expense                   25,465
              Less deferred tax liability                24,785

                   Taxes due currently                $     680
                                                      =========


            The differences giving rise to the deferred tax liability result primarily from the use of cash-basis accounting for income tax purposes and accrual basis accounting for financial reporting purposes. The cash basis of accounting reports income in the period when actually received and expenses in the period when actually disbursed. The accrual basis of accounting reports income in the period in which it is earned and expenses in the period in which they are incurred.



NOTE  4  -  COMMITMENTS AND CONTINGENCIES
            -----------------------------

            OPERATING LEASE
            ---------------

            The Company operates its office, sales and production facilities within sub-leased premises in New York City, New York. The lease term is month to month. There is an informal agreement with the landlord to pay part of any rent increases or escalations. There are no renewal terms. Monthly rent is approximately $4,700.



NOTE  5  -  SUBSEQUENT EVENTS
            -----------------

            The Company's sole stockholder entered into an agreement to sell all of the Company's issued and outstanding common stock to Halcon Acquisition Corp., a wholly owned subsidiary of Information Management Technologies Corporation. The Company's former sole stockholder will continue in his present position as the chief executive officer of RDS, Research Distribution Services, Inc., as will the Company's other top managers. The sale took place November 11, 1998.

                                  IMTECH CORP.                       EXHIBIT (1)
            Consolidated Pro Forma Condensed Statement of Operations
                    For the Fiscal Year Ended March 31, 1998
                                  (Unaudited)


                                                                   RDS, Research
                                                                    Distribution
                                  IMTECH Corp.    KRL Litho, Inc.  Services, Inc.    Combined
                                   Year Ended       Year Ended       Year Ended     Historical    Pro Forma  Adj.   Pro Forma
                                   31-Mar-98         31-Dec-97       31-Dec-97      Statements   Adjustments Ref.    Results
                                  ------------    ---------------  --------------  ------------- ----------- -----  ---------
                                                                                                      [1]

Revenues                             $ 9,488,340   $13,773,284   $ 876,753   $ 24,138,377            $ -             $24,138,377
Cost of sales                          7,323,641     9,261,574     292,439     16,877,654         48,704 A)           16,926,358
                                     ------------  ------------  ----------  -------------  -------------            -----------

Gross profit                           2,164,699     4,511,710     584,314      7,260,723        (48,704)              7,212,019
Operating expenses                     3,759,689     3,211,121     246,780      7,217,590              -               7,217,590
Interest expense, net                    717,879        21,493       3,250        742,622        984,636 B)            1,727,258
Amortization of goodwill                       -             -           -              -        443,928 C)              443,928
                                     ------------  ------------  ----------  -------------  -------------            -----------

Income (loss) before income taxes     (2,312,869)    1,279,096     334,284       (699,489)    (1,477,268)             (2,176,757)

Provision for income taxes                     -       133,008     143,134        276,142       (276,142)D)                    -
                                     ------------  ------------  ----------  -------------  -------------            -----------

Net income (loss)                     (2,312,869)    1,146,088     191,150       (975,631)    (1,201,126)             (2,176,757)
Preferred stock dividends                270,159             -           -        270,159              -                 270,159
                                     ------------  ------------  ----------  -------------  -------------            -----------

Net income (loss) applicable to
    common stockholders              $ (2,583,028) $ 1,146,088   $ 191,150   $ (1,245,790)  $ (1,201,126)            $(2,446,916)
                                     ============  ============  ==========  =============  ============             ===========


Basic and diluted earnings per share
     applicable to common stockholders   $ (0.46)                                $ (0.22)                               $ (0.44)
                                      ==========                                =========                             =========

Weighted average number of shares
     outstanding                      5,589,483                                 5,589,483                             5,589,483
                                      ==========                                =========                             =========



-----------------------------------------------------

[1] See Summary of Pro Forma Adjustments for the Fiscal Year Ended March 31, 1998 on Exhibit 2.

                                                                     EXHIBIT (2)
                        SUMMARY OF PRO FORMA ADJUSTMENTS
                        --------------------------------
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998


--------- -------------------------------------------------------    -----------
  Adj.           Description of Adjustment                             Amount
  Ref.
--------- -------------------------------------------------------    -----------

A)  Additional depreciation for bump-up in the
     fixed assets of KRL to fair market value
     as a result of an allocation of the excess
     of the purchase price over the net assets
     of KRL acquired                                                      48,704
                                                                         =======


B)  Interest expense accrued on the debt issued
     for the financing related to the acquisitions:
        Interest on the 12% convertible debentures                       480,000
        Interest on the term loan payable to GE Capital Corp.            125,464
        Interest on the notes payable to the sellers of KRL              303,338
        Interest on the note payable to the seller of RDS                 75,834
                                                                         -------
                                                                         984,636
                                                                         =======


C)  Amortization of the goodwill resulting from the
     purchase of KRL and RDS                                             443,928
                                                                         =======


D)  Decrease in income taxes expense resulting
     from the utilization of the existing
     Net Operating Loss Carryforwards of the Registrant                  276,142
                                                                         =======


                                  IMTECH CORP.                       EXHIBIT (3)
                 Consolidated Pro Forma Condensed Balance Sheet
                               September 30, 1998
                                  (Unaudited)

                                                                      RDS, Research
                                                                      Distribution      Combined
                                                        IMTECH Corp.  Services, Inc.   Historical     Pro Forma  Adj.     Pro Forma
                                                       30-Sep-98        31-Oct-98      Statements    Adjustments Ref.       Results
                                                     --------------   --------------   ----------    -----------------  ------------
                                                          [1]                                            [2]
ASSETS
    Current assets:
       Cash and cash equivalents                         $    92,970       $ 87,768       $ 180,738     $ (60,000) A)     $ 120,738
       Accounts receivable, net                            3,621,681        398,511       4,020,192      (333,950) B)     3,686,242
       Other current assets                                1,875,968         15,650       1,891,618             -         1,891,618
                                                         ------------     ----------   -------------    ----------     ------------
          Total current assets                             5,590,619        501,929       6,092,548      (393,950)        5,698,598
                                                         ------------     ----------   -------------    ----------     ------------

    Property and equipment - at cost                       8,034,756        151,624       8,186,380             -         8,186,380
    Less:  Accumulated depreciation and amortization       3,988,664         53,329       4,041,993             -         4,041,993
                                                         ------------     ----------   -------------    ----------     ------------
          Net property and equipment                       4,046,092         98,295       4,144,387             -         4,144,387
                                                         ------------     ----------   -------------    ----------     ------------

    Goodwill, net of accumulated amortization              6,348,076              -       6,348,076       506,942  C)     6,855,018

    Other assets                                           1,169,491          9,459       1,178,950       157,056  D)     1,336,006
                                                         ------------     ----------   -------------    ----------     ------------

                                                         $17,154,278      $ 609,683    $ 17,763,961     $ 270,048      $ 18,034,009
                                                         ============     ==========   =============    ==========     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                                  $ 2,087,137       $ 27,950     $ 2,115,087           $ -       $ 2,115,087
       Other current liabilities                           3,925,097        185,731       4,110,828       (33,950) E)     4,076,878
                                                         ------------     ----------   -------------    ----------     ------------
          Total current liabilities                        6,012,234        213,681       6,225,915       (33,950)        6,191,965
                                                         ------------     ----------   -------------    ----------     ------------

    Long-term debt                                         3,417,444              -       3,417,444             -         3,417,444
    Sellers' notes payable                                 2,473,839              -       2,473,839       700,000  F)     3,173,839
                                                         ------------     ----------   -------------    ----------     ------------
          Total long-term obligations                      5,891,283              -       5,891,283       700,000         6,591,283
                                                         ------------     ----------   -------------    ----------     ------------

    Convertible debt                                       4,932,800              -       4,932,800             -         4,932,800

    Stockholders' equity:
       12% convertible preferred stock                     2,783,493              -       2,783,493             -         2,783,493
       Additional paid-in capital                         32,185,977        110,000      32,295,977      (110,000) G)    32,185,977
       Retained earnings (accumulated deficit)           (35,259,430)       246,002     (35,013,428)     (246,002) G)   (35,259,430)
       Other stockholder's equity                            607,921         40,000         647,921       (40,000) G)       607,921
                                                         ------------     ----------   -------------    ----------     ------------
          Total stockholders' equity                         317,961        396,002         713,963      (396,002)          317,961
                                                         ------------     ----------   -------------    ----------     ------------

                                                         $17,154,278      $ 609,683    $ 17,763,961     $ 270,048      $ 18,034,009
                                                         ============     ==========   =============    ==========     ============


---------------------------------------------------------

[1] Includes the consolidated balance sheets of IMTECH Corp. and its wholly owned subsidiary, KRL Litho, Inc., as of September 30, 1998. [2] See Summary of Pro Forma Adjustments For the Six Months Ended September 30, 1998 on Exhibit 5.


                                  IMTECH CORP.                       EXHIBIT (4)
            Consolidated Pro Forma Condensed Statement of Operations
                  For the Six Months Ended September 30, 1998
                                  (Unaudited)

                                                       RDS, Research
                                                        Distribution
                                         IMTECH Corp.  Services, Inc.
                                          Six Months    Six Months     Combined
                                            Ended          Ended      Historical      Pro Forms  Adj.    Pro Forma
                                          30-Sep-98      30-Jun-98    Statements     Adjustments Ref.      Results
                                        --------------   ---------    ----------     ----------- ----    -------------
                                            [1]                                          [2]

Revenues                                 $ 10,690,759    $ 541,801    $ 11,232,560            $ -        $ 11,232,560
Cost of sales                               7,174,638      372,852       7,547,490              -           7,547,490
                                           -----------   ----------   -------------    -----------       -------------

Gross profit                                3,516,121      168,949       3,685,070              -           3,685,070
Operating expenses                          3,222,939      119,461       3,342,400              -           3,342,400
Interest expense, net                         288,567         (580)        287,987         39,529  H)        327,516
Amortization of goodwill                       68,941            -          68,941        159,117  I)        228,058
                                           -----------   ----------   -------------    -----------       -------------

Income (loss) before income taxes             (64,326)      50,068         (14,258)      (198,646)           (212,904)

Provision for income taxes                          -       15,260          15,260        (15,260) J)              -
                                           -----------   ----------   -------------    -----------       -------------

Net income (loss)                             (64,326)      34,808         (29,518)      (183,386)           (212,904)
Preferred stock dividends                     122,760            -         122,760              -             122,760
                                           -----------   ----------   -------------    -----------       -------------

Net income (loss) applicable to common
     stockholders                          $ (187,086)    $ 34,808      $ (152,278)    $ (183,386)         $ (335,664)
                                           ===========   ==========   =============    ===========       =============


Basic and diluted earnings per share
     applicable to common stockholders        $ (0.03)                     $ (0.03)                           $ (0.06)
                                           ===========                =============                      =============

Weighted average number of shares
     outstanding                            5,789,846                    5,789,846                          5,589,483
                                           ===========                =============                      =============


------------------------------------------------------

[1] Includes the consolidated results of operations of IMTECH Corp. and its wholly owned subsidiary, KRL Litho, Inc., for the six months ended September 30, 1998. [2] See Summary of Pro Forma Adjustments for the Six Months Ended September 30, 1998 on Exhibit 5.

                                                                     EXHIBIT (5)
                        SUMMARY OF PRO FORMA ADJUSTMENTS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998



  Adj.                           Description of Adjustment              Amount
  Ref.
--------- ----------------------------------------------------------   ---------

A)  Cash remitted at closing for the purchase of RDS                     60,000
                                                                       ========


B)  Elimination of intercompany balances                                333,950
                                                                       ========


C)  Goodwill resulting from the purchase of RDS                         506,942
                                                                       ========


D)  Deferred interest of the notes
         payable to the seller of RDS                                   157,056
                                                                       ========


E)  Current portion of the note payable
         to the seller of RDS                                           300,000

    Elimination of intercompany balances
         (See B. above)                                                (333,950)
                                                                       ========
                                                                        (33,950)
                                                                       ========


F)  Long-term portion of the note payable
         to the seller of RDS                                           700,000
                                                                       ========


G)  Elimination of the equity of RDS in accordance
         with Generally Accepted Accounting Principles
         which provide guidance on the accounting
         treatment of a business combination accounted
         for as a purchase:
          Additional paid-in capital
                                                                        110,000
                                                                       ========
          Retained earnings                                             246,002
                                                                       ========
          Common stock                                                   40,000
                                                                       ========


H)  Interest expense accrued on the note
         payable to the seller of RDS                                    39,529
                                                                       ========


I)  Amortization of the goodwill                                        159,117
                                                                       ========


J)  Decrease in income taxes expense
         resulting from the utilization of the
         existing Net Operating Loss Carryforwards
         of the Registrant                                               15,260
                                                                       ========
